UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

__________________________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

Keystone Private Income Fund

(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Keystone Private Income Fund

January 15, 2025

Dear Shareholder,

Keystone Private Income Fund (the “Fund”) will hold a Special Meeting of Shareholders on Friday, February 14, 2025 at the offices of its investment adviser, Keystone National Group, LLC, 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111 (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Mountain Time). Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

At the Special Meeting, you are being asked to approve the election of four nominees to the Board of Trustees (the “Board”) of the Fund and to transact such other business as may properly come before the Meeting. The approval of the new trustees is based upon the recommendation of the Fund’s Nominating Committee.

The enclosed proxy statement explains the following proposal:

•        Approval of the election of four nominees to the Board.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposal. The Board of Trustees recommends that you vote FOR the proposal above. Your vote is important.

After reviewing the Trustee Nominees’ experience and qualifications, the Board concluded that the election of the four Trustee Nominees would be in the Fund’s and shareholders’ best interest.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposal or the voting process, please call our proxy tabulator, Okapi Partners.

If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on the Investor Portal at our website at www.keystonenational.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,
/s/ David G. Lee
David G. Lee Chairman and Trustee

IMPORTANT INFORMATION

Q.     Why am I receiving this proxy statement?

A.     You are being asked to vote on an important matter affecting the Keystone Private Income Fund (the “Fund”):

(1)    Approval of the four nominees to the Board of Trustees of the Fund.

Standing for election to the Board of Trustees (“Board”) are four nominees: Brandon Nielson, Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs. None of the nominees are currently members of the Board. Information about each of the nominees is set forth in the proxy statement. Current Trustees of the Fund, David Lee, Robert Seyferth, Gary Shugrue, and Terrance Gallagher, are not standing for election and will cease to serve as Trustees effective when the new Trustees take office.

Approval of Trustee Nominees

Q.     How many of the nominees will be Independent Trustees if elected?

A.     If elected by shareholders, three of the four nominees will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the Investment Company Act of 1940 (the “1940 Act”). Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Mr. Nielson would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee”. Mr. Neilson would be an Interested Trustee of the Fund by virtue of his position as a Managing Partner of Keystone National Group, LLC, the Fund’s investment adviser (“Keystone” or the “Adviser”).

Q.     How long will each Trustee serve?

A.     If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Q.     When will the new Trustees take office?

A.     If the trustee nominees are elected by shareholders at the Special Meeting, the Board will work with Fund management on an orderly transition to the new Board. Current Trustees of the Fund are not standing for election and will cease to serve as Trustees effective when the new Trustees take office.

General

Q.     Will the Fund pay for the proxy solicitation and related legal costs?

A.     No. These costs will be borne by Keystone.

Q.     What will happen if shareholders of the Fund do not approve the new trustees at the Special Meeting?

A.     If the new trustees are not approved at the Special Meeting, the current trustees will continue to serve as the Fund’s trustees and may consider additional candidates to nominate for a future shareholders’ meeting.

Q.     How does the Board recommend that I vote?

A.     The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposal.

Q.     What shareholder vote is required for a nominee to the Board to be approved?

A.     A nominee to the Board will be approved if the nominee receives a plurality of the votes cast by shareholders at the Special Meeting.

Q.     I have only a few shares — does my vote matter?

A.     Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.     What is the deadline for submitting my vote?

A.     We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy cards as described below) must be received by the Fund by 11:59 p.m. Mountain Time on February 13, 2025.

Q.     Who is eligible to vote?

A.     Any person who owned shares of the Fund on the “Record Date,” which was November 30, 2024 (even if that person has since sold those shares).

Q.     How can I vote?

A.     You may vote in any of four ways:

•        Through the Internet. Please follow the instructions on your proxy cards.

•        By telephone, with a toll-free call to the phone number indicated on the proxy cards.

•        By mailing in your proxy cards.

•        In person at the Special Meeting at the offices of the Adviser on February 14, 2025.

We encourage you to vote via the Internet or telephone using the control number on your proxy cards and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.     Who should I call if I have questions?

A.     If you have any questions regarding the proposal or the voting process, please call our proxy tabulator, Okapi Partners, LLC, toll-free at (877) 279-2311. Representatives are available to take your call Monday-Friday, 9 a.m. to 8 p.m., Eastern time.

Q.     How should I sign the proxy cards?

A.     You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority — for example, “Mary Smith, Custodian.”

Keystone Private Income Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held on February 14, 2025

Keystone Private Income Fund (the “Fund”) will host a Special Meeting of Shareholders on February 14, 2025 at the offices of Keystone National Group, LLC, 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111, at 10:00 am Mountain Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following:

1.      A proposal to approve the election of four nominees to the Board of Trustees of the Fund.

2.      To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE the election of four new Trustees of the Fund.

Shareholders of record of the Fund at the close of business on November 30, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of the Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about January 15, 2025 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer Secretary

January 15, 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Keystone Private Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS February 14, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Keystone Private Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposal set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of the election of four trustee nominees.
2	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof

You will find this proxy statement divided into four parts:

Part 1    Provides details on the proposal to approve the election of four Trustee nominees (see page 3).

Part 2    Provides information about ownership of shares of the Fund (see page 11).

Part 3    Provides information on proxy voting and the operation of the Special Meeting (see page 12).

Part 4    Provides information on other matters (see page 14).

Please read the proxy statement before voting on the proposal. If you have any questions regarding the proposal or the voting process, please call our proxy tabulator, Okapi Partners, LLC, toll-free at (877) 279-2311.

We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy cards (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about January 15, 2025.

Annual and Semi-Annual Reports.    The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports through the Investor Portal at the Fund’s website at www.keystonenational.com You may also request a report by calling toll-free at 1-888-442-4420.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on February 14, 2025

The proxy statement for the Special Meeting is available at www.OkapiVote.com/Keystone

PART 1 DESCRIPTION OF PROPOSAL 1 APPROVAL OF FOUR TRUSTEE NOMINEES

The Nominating Committee of the Board of Trustees of Keystone Private Income Fund (the “Fund”), has recommended to the Board of Trustees (the “Board” or “Trustees”) the nomination of four new trustees (“Trustee Nominees”) to serve as Trustees of the Fund. After reviewing the Trustee Nominees’ experience and qualifications, the Board concluded that the election of the four Trustee Nominees would be in the Fund’s and shareholders’ best interest. At a regular meeting held on December 4-5, 2024, the Board considered and approved the election of each Trustee Nominee to the Fund, subject to the approval of shareholders.

Shareholders will be asked to vote on a proposal to elect the following Trustee Nominees to serve as Trustees to the Fund: Brandon Nielson, Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs. If elected, each of Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the Investment Company Act of 1940 (the “1940 Act”). Brandon Nielson would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee”. Current Trustees of the Fund, Messrs. David Lee, Robert Seyferth, Gary Shugrue, and Terrance Gallagher, are not standing for election and will cease to serve as Trustees effective when the new Trustees take office, which is not expected to occur immediately after the Special Meeting to allow for an orderly transition to the new Board.

Shareholders are being asked to approve the Trustee Nominees because, after considering the Fund’s rapid growth, the Current Trustees, who oversee a number of other closed-end funds, determined that it was more appropriate for the Fund to be governed by a dedicated board of trustees. Subsequent to this determination, the Current Trustees considered and approved the Trustee Nominees, each of whom are individually accomplished and well-qualified to serve and collectively, are diverse across experience and background.

The Trustee Nominees each have consented to stand for election and to serve if elected. If elected, a Trustee Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Information regarding the Trustee Nominees, including brief biographical information, is set forth below, as of November 30, 2024.

Trustee Nominees

Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Held Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee Nominee	Other Directorships held by the Trustee Nominee during the past 5 years***
Independent Trustee Nominees
Kent Misener Year of Birth: 1952	Trustee Nominee	N/A	Chief Investment Officer (since 2015) at Able & Strong Advisors, Inc (f/k/a VeraPath Global Investing LLC) (investment advisory firm).	1	Longleaf Partners Funds Trust (4 portfolios) (registered investment company)
Daren Shaw Year of Birth: 1957	Trustee Nominee	N/A	Managing Director, D.A. Davidson & Co. (1997-2019).	1	The Ensign Group (NASDAQ: ENSG), Profire Energy Inc. (NASDAQ: PFIE)
Herbert E. “Bud” Scruggs Year of Birth: 1957	Trustee Nominee	N/A	Co-Founder and Managing Director, Cynosure Partners (since 2023).	1	Crystal Peak Mineral Inc. (OTCQB: CPMMF)
Interested Trustee Nominee
Brandon Nielson** Year of Birth: 1972	Trustee Nominee	N/A	Managing Partner, Keystone National Group, LLC (investment advisory firm), (2006-Present).	1	None.

____________

*        The address of each Trustee Nominee, if elected, will be 235 W. Galena Street, Milwaukee, WI 53212.

**      If elected, Mr. Neilson would be deemed to be an interested person of the Fund because he is affiliated with Keystone National Group, LLC (“Keystone” or the “Adviser”), the Fund’s investment adviser.

***    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

The Board believes that each of the Trustee Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to his service as a Trustee of the Fund in view of the Fund’s business and structure. Each Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each Trustee Nominee and certain of his Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Brandon Nielson. Mr. Nielson has more than 20 years of experience in the financial services industry.

Kent Misener. Mr. Misener has more than 40 years of experience in the financial services industry.

Daren Shaw. Mr. Shaw has more than 40 years of experience in the financial services industry.

Herbert E. “Bud” Scruggs. Mr. Scruggs has more than 34 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s officers, as reported by them to the Fund.

Officers of the Fund

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years
John Earl* Year of Birth: 1966	President	Since Inception (2020)	Managing Partner, Keystone National Group (2006 – present).
Brad Allen* Year of Birth: 1980	Treasurer	Since Inception (2020)	Managing Partner, Keystone National Group (2010 – present).
Ann Maurer** Year of Birth: 1972	Secretary	Since Inception (2020)

Senior Vice President, Client Services (2017 – Present), Vice President, Seni or Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

Bernadette Murphy** Year of Birth: 1964	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).

____________

(1)     Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

*        The address of Messrs. Earl and Allen is 60 East South Temple, Suite 2100 Salt Lake City, UT 8411.

**      The address of Mses. Murphy and Mauer is c/o UMB Fund Services, Inc. 235 W. Galena Street, Milwaukee, WI 53212.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. All of the Fund’s current Trustees, with the exception of Terrance P. Gallagher, are Independent Trustees. If elected, Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs would each be an Independent Trustee of the Fund and Brandon Nielson would be deemed to be an interested person of the Fund because of his affiliation with the Fund’s Adviser.

Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Trustees except Mr. Gallagher are Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, placement agent and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s independent registered public accounting firm and the Board. Currently, the members of the Audit Committee are each of the Independent Trustees: Gary Shugrue, David Lee and Robert Seyferth. Mr. Seyferth serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, each of the Independent Trustee Nominees, Messrs. Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs, is expected to serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit A.

The Board has formed a Nominating Committee currently composed of each of the Independent Trustees: Gary Shugrue, David Lee and Robert Seyferth. If elected, each of the Independent Trustee Nominees, Messrs. Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs is expected to serve as a member of the Nominating Committee. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. The Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit B.

During the most recent fiscal year of the Fund, which ended on September 30, 2024, the Board held four regular meetings, the Audit Committee held two meetings, and the Nominating Committee did not hold any meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended September 30, 2024.

Report of the Audit Committee

In discharging its duties, during the 2024 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”). Management is responsible for the Fund’s internal controls over financial reporting, the financial reporting process and preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Grant Thornton is responsible for performing an independent audit of the Fund’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Fund’s financial statements with U.S. GAAP. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Grant Thornton provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Grant Thornton their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Grant Thornton. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended September 30, 2024 with Fund management and Grant Thornton occurred prior to the issuance of Grant Thornton’s opinion on the financial statements and also at the Fund’s Audit Committee meeting on December 4-5, 2024. At this meeting, the Audit Committee recommended to the Board the ratification of the inclusion of the audited financial statements of the Fund for the fiscal year ended September 30, 2024 in the Annual Report of the Fund. During the fiscal year ended September 30, 2024, the Audit Committee discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $60,000 per fiscal year. The Fund pays no salaries or compensation to their officers or to any interested trustee employed by the Adviser or the Administrator, and the Fund has no employees.

Trustees and Trustee Nominees Equity Ownership

As of September 30, 2024, none of the Trustees owned shares of the Fund. As of September 30, 2024, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.

The following table sets forth, as of September 30, 2024, with respect to each Trustee Nominee, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominee, if elected, within the same family of investment companies as the Fund.

Name of Trustee Nominee	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by the Trustee Nominee In Family of Investment Companies
Kent Misener	None	None
Daren Shaw	Over $100,000	Over $100,000
Herbert E. “Bud” Scruggs	None	None
Interested Trustee Nominee
Brandon Nielson	Over $100,000	Over $100,000

As of September 30, 2024, none of the Independent Trustees or Independent Trustee Nominees, nor the immediate family members of the Independent Trustees or Independent Trustee Nominees, beneficially owned or owned of record securities of the Fund’s investment adviser, placement agent, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser or placement agent.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of a Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended September 30, 2024 has complied with applicable filing requirements.

General Information

Investment Adviser

Keystone serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. Keystone is located at 60 East South Temple, Suite 2100, Salt Lake City, UT 8411 and is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. As of September 30, 2024, it had approximately $2.1 billion in assets under advisement (including discretionary and non-discretionary accounts).

Placement Agent

Distribution Services, LLC, formerly known as UMB Distribution Services, LLC, (the “Placement Agent”) is the placement agent of the shares of the Fund and is located at Three Canal Plaza, Suite, 100, Portland, ME 04101. The Placement Agent is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1 (888) 442-4420 or by visiting the Investor Portal at the Fund’s website at www.keystonenational.com. You may also view or obtain these documents on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at 171 N. Clark Street, Suite 200, Chicago, IL 60601, serves as the independent registered public accounting firm of the Fund. Representatives of Grant Thornton are not expected to be present at the Special Meeting of Shareholders.

Audit Fees

The aggregate fees billed by Grant Thornton for professional services rendered for the annual audit of the Fund’s financial statements for the fiscal years ended September 30, 2024 and September 30, 2023 are disclosed below.

2024	2023
$225,750	$205,500

Audit-Related Fees

The aggregate fees billed by Grant Thornton for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended September 30, 2024 and September 30, 2023 are disclosed below.

2024	2023
$0	$0

Tax Fees

For the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed by Grant Thornton for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

2024	2023
$0	$0

All Other Fees

For the fiscal years ended September 30, 2024 and September 30, 2023, the following fees were billed by Grant Thornton for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing.

2024	2023
$0	$0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by Grant Thornton to the Fund. All “tax fees” and “other fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees.”

All of the hours expended on Grant Thornton’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by Grant Thornton’s full-time, permanent employees.

Aggregate Non-Audit Fees

For the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate non-audit fees billed by Grant Thornton for services rendered to the Fund, Keystone, and any entity controlling, controlled by or under common control with Keystone that provides ongoing services to the Fund was $0 and $0, respectively.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The provisions of the 1940 Act require that a majority of the Trustees be elected by shareholders and allow the appointment of a new Trustee by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Therefore, in order for Brandon Nielson, Kent Misener, Daren Shaw, and Herbert E. “Bud” Scruggs to serve as Trustees, they are required to be elected by shareholders.

The election of each nominee will require that the candidate receive a plurality of the votes cast at the Special Meeting in person or by proxy.

the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the four trustee nominees.

PART 2 INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on November 30, 2024, will be entitled to notice of, and to vote at, the Special Meeting. On November 30, 2024, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class A Shares	494.951
Class I Shares	975,550.057
Class D Shares	403,813.043
Class Y Shares	1,771,802.180
Class Z Shares	11,330,979.581

PART 3 INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on November 30, 2024 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold regular meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy cards provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting.    Shareholders may call the toll-free phone number indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting.    Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum.    The presence in person or by proxy of the holders of one-third of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided in the Fund’s Agreement and Declaration of Trust, those Trustee nominees that receive a plurality of the votes cast at the Shareholder Meeting shall be elected as Trustees of the Fund.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Keystone. The Fund does not expect to utilize the services of a third-party solicitor; however, Okapi Partners will serve as the proxy tabulator for an estimated fee of approximately $10,000. Those fees do not reflect the costs associated with printing and mailing of the Proxy Materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding Proxy Materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Keystone Private Income Fund, 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

January 15, 2025

PART 4 OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (888) 442-4420 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notice of the Special Meeting is also available at www.OkapiVote.com/Keystone.

Other Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMB also serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 928 Grand Blvd, Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Fund, Keystone Private Income Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•        Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•        Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•        Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Investment Manager, and (b) de minimis non-audit services, shall not require pre-approval.

•        Serving as a channel of communication between the independent auditor and the Board.

•        Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

•        Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•        Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

•        Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•        Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

•        Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•        The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•        The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•        The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: September 16, 2019

EXHIBIT B NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the Keystone Private Income Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR. The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Effective: September 16, 2019

EXHIBIT C 5% or Greater Ownership of ShARES

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of each of the Fund’s share classes as of November 30, 2024. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Name And Address of Beneficial Owner	Shares of a Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned	Share Class
Barbara A. Norton Trust 2 Stonebridge Cricle Wichita, KS 67230	990.540	100.00%	Class A
Harry-Anna Investment Fund Inc. 24175 SE Highway 4580 Umatilla, FL 32784	79,106.101	19.57%	Class D
Robert McCall 2010 Wind Creek Kingwood, TX 77345	34,379.896	8.5%	Class D
Edward Jacobson 4324 Clayhead Road Richmond, TX 77406	29,764.053	7.36%	Class D
Hoffman 2011 Family Trust 901 Valencia Avenue Coral Gables, FL 33314	49,915.144	12.35%	Class D
Century Park Income Fund 300 Barr Harbor Drive West Conshohocken, PA 19428	78,585.886	7.97%	Class I
Eagle Management Partners LLC PO Box 4875 Scottsdale, AZ 85261	67,546.984	6.85%	Class I
Century Park Growth & Income Fund LP 300 Barr Harbor Drive West Conshohocken, PA 19428	98,858.709	10.02%	Class I

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

PROXY PROXY KEYSTONE PRIVATE INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2025 60 E. SOUTH TEMPLE, SUITE 2100, SALT LAKE CITY, UTAH 84111 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints John Earl, President of the Fund, and Brad Allen, Treasurer of the Fund, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 14, 2025 at 10:00 a.m., Mountain Time, at the offices of the Fund’s investment adviser, Keystone National Group, LLC, 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements. RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE. CONTROL: SHARES: Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership or LLC name by authorized person. Signature(s) (Title(s), if applicable) Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT VOTE THIS PROXY CARD TODAY THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST). OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Keystone2025 and follow the simple on-screen instructions. OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 14, 2025

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL 1. To elect all of the following individuals (“Nominees” or “Trustees”) to serve on the Board of Trustees of the Fund: FOR ALL WITHHOLD ALL FOR ALL EXCEPT To vote, fill in the box as shown here: To withhold authority to vote for any individual Nominee(s), mark “FOR ALL EXCEPT”, and write the name(s) on the line. Brandon Nielson Kent Misener Daren Shaw Herbert E. Scruggs To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/KEYSTONE